Revenues from Contracts with Customers	12 Months Ended
Dec. 31, 2017
Revenue from Contract with Customer [Abstract]
Revenues from Contract with Customer
REVENUES FROM CONTRACTS WITH CUSTOMERS

The following table represents a disaggregation of revenue earned from contracts with customers during the years ended December 31, 2017, 2016 and 2015 (in millions):

	Year Ended December 31,
	2017	2016	2015
LNG revenues	$5,342	$1,015	$—
Regasification revenues	260	259	259
Other revenues (losses)	21	8	(2)
Other—related party	3	—	—
Total revenues from customers	5,626	1,282	257
Revenues (losses) from derivative instruments	(25)	1	14
Total revenues	$5,601	$1,283	$271

LNG Revenues

We have entered into numerous SPAs with third party customers for the sale of LNG on a Free on Board (“FOB”) (delivered to the customer at either the Sabine Pass or Corpus Christi LNG terminal) or Delivered at Terminal (“DAT”) (delivered to the customer at their LNG receiving terminal) basis. Our customers generally purchase LNG for a price consisting of a fixed fee per MMBtu of LNG (a portion of which is subject to annual adjustment for inflation) plus a variable fee per MMBtu of LNG equal to approximately 115% of Henry Hub. The fixed fee component is the amount payable to us regardless of a cancellation or suspension of LNG cargo deliveries by the customers. The variable fee component is the amount generally payable to us only upon delivery of LNG plus all future adjustments to the fixed fee for inflation. The SPAs and contracted volumes to be made available under the SPAs are not tied to a specific Train; however, the term of each SPA generally commences upon the date of first commercial delivery of a specified Train.

We intend to primarily use LNG sourced from our Sabine Pass or Corpus Christi terminal to provide contracted volumes to our customers. However, we supplement this LNG with volumes procured from third parties. We recognized $981 million, $236 million and zero in LNG revenues from LNG that was procured from third parties for the years ended December 31, 2017, 2016 and 2015, respectively.

Revenues from the sale of LNG are recognized at a point in time when the LNG is delivered to the customer, either at the Sabine Pass LNG terminal or at the customer’s LNG receiving terminal, based on the terms of the contract, which is the point legal title, physical possession and the risks and rewards of ownership transfer to the customer. Each individual molecule of LNG is viewed as a separate performance obligation. The stated contract price (including both fixed and variable fees) per MMBtu in each LNG sales arrangement is representative of the stand-alone selling price for LNG at the time the sale was negotiated. We have concluded that the variable fees meet the optional exception for allocating variable consideration. As such, the variable consideration for these contracts is allocated to each distinct molecule of LNG and recognized when that distinct molecule of LNG is delivered to the customer. Because of the use of the optional exception, variable consideration related to the sale of LNG is also not included in the transaction price.

When we sell LNG on a DAT basis, we consider all transportation costs, including vessel chartering, loading/unloading and canal fees, as fulfillment costs and not as separate services provided to the customer within the arrangement, regardless of whether or not such activities occur prior to, or after, the customer obtains control of the LNG. We expense fulfillment costs as incurred unless otherwise dictated by GAAP.

Fees received pursuant to SPAs are recognized as LNG revenues only after substantial completion of the respective Train. Prior to substantial completion, sales generated during the commissioning phase are offset against the cost of construction for the respective Train, as the production and removal of LNG from storage is necessary to test the facility and bring the asset to the condition necessary for its intended use.

Regasification Revenues

The Sabine Pass LNG terminal has operational regasification capacity of approximately 4.0 Bcf/d. Approximately 2.0 Bcf/d of the regasification capacity at the Sabine Pass LNG terminal has been reserved under two long-term TUAs with unaffiliated third-party customers, under which they are required to pay fixed monthly fees regardless of their use of the LNG terminal. Each of the customers has reserved approximately 1.0 Bcf/d of regasification capacity. The customers are each obligated to make monthly capacity payments to SPLNG aggregating approximately $125 million annually for 20 years that commenced in 2009, which is representative of fixed consideration in the contract. A portion of this fee is adjusted annually for inflation which is considered variable consideration. The remaining capacity of the Sabine Pass LNG terminal has been reserved by SPL, for which the associated revenues are eliminated in consolidation.

Because SPLNG is continuously available to provide regasification service on a daily basis with the same pattern of transfer, we have concluded that SPLNG provides a single performance obligation to its customers on a continuous basis over time. We have determined that an output method of recognition based on elapsed time best reflects the benefits of this service to the customer and accordingly, LNG regasification capacity reservation fees are recognized as regasification revenues on a straight-line basis over the term of the respective TUAs. We have concluded that the inflation element within the contract meets the optional exception for allocating variable consideration and accordingly the inflation adjustment is not included in the transaction price and will be recognized over the year in which the inflation adjustment relates on a straight-line basis.

In 2012, SPL entered into a partial TUA assignment agreement with Total Gas & Power North America, Inc. (“Total”), whereby SPL would progressively gain access to Total’s capacity and other services provided under its TUA with SPLNG. This agreement provides SPL with additional berthing and storage capacity at the Sabine Pass LNG terminal that may be used to provide increased flexibility in managing LNG cargo loading and unloading activity, permit SPL to more flexibly manage its LNG storage capacity and accommodate the development of Trains 5 and 6.

Upon substantial completion of Train 3, which was in June 2017, SPL gained access to a portion of Total’s capacity and other services provided under Total’s TUA with SPLNG. Upon substantial completion of Train 5, SPL will gain access to substantially all of Total’s capacity. Notwithstanding any arrangements between Total and SPL, payments required to be made by Total to SPLNG will continue to be made by Total to SPLNG in accordance with its TUA and we continue to recognize the payments received from Total as revenue. During the year ended December 31, 2017, SPL recorded $23 million as operating and maintenance expense under this partial TUA assignment agreement.

Deferred Revenue Reconciliation

The following table reflects the changes in our contract liabilities, which we classify as “Deferred revenue” and “Noncurrent deferred revenue” on our Consolidated Balance Sheets (in millions):

	Year Ended December 31,
	2017	2016	2015
Deferred revenues, beginning of period	$78	$36	$40
Cash received but not yet recognized	110	71	25
Revenue recognized from prior period deferral	(76)	(29)	(29)
Deferred revenues, end of period	$112	$78	$36

We record deferred revenue when we receive consideration, or such consideration is unconditionally due from a customer, prior to transferring goods or services to the customer under the terms of a sales contract. Changes in deferred revenue during the years ended December 31, 2017 and 2016 are primarily attributable to differences between the timing of revenue recognition and the receipt of advance payments related to delivery of LNG under certain SPAs. Changes in deferred revenue during the years ended December 31, 2017, 2016 and 2015 are also attributable to differences between the timing of revenue recognition and the receipt of advance payments under our TUAs.

Transaction Price Allocated to Future Performance Obligations

Because many of our sales contracts have long-term durations, we are contractually entitled to significant future consideration which we have not yet recognized as revenue. The following table discloses the aggregate amount of the transaction price that is allocated to performance obligations that have not yet been satisfied as of December 31, 2017:

	Unsatisfied Transaction Price (in billions)	Weighted Average Recognition Timing (years) (1)
LNG revenues	$83.7	10.8
Regasification revenues	2.9	5.7
Total revenues	$86.6

(1)	The weighted average recognition timing represents an estimate of the number of years during which we shall have recognized half of the unsatisfied transaction price.

We have elected the following optional exemptions which omit certain potential future sources of revenue from the table above:

(1)	We omit from the table above all performance obligations that are part of a contract that has an original expected duration of one year or less.

(2)
We omit from the table above all variable consideration that is allocated entirely to a wholly unsatisfied performance obligation or to a wholly unsatisfied promise to transfer a distinct good or service that forms part of a single performance obligation when that performance obligation qualifies as a series. The table above excludes all variable consideration under our SPAs and TUAs. The amount of revenue from variable fees that is not included in the transaction price will vary based on the future prices of Henry Hub throughout the contract terms, to the extent customers elect to take delivery of their LNG, and adjustments to the consumer price index. Certain of our contracts contain additional variable consideration based on the outcome of contingent events and the movement of various indexes. The receipt of such variable consideration is considered constrained due to the uncertainty of ultimate pricing and receipt and we have not included such variable consideration in the transaction price. During the year ended December 31, 2017, approximately 56% of our LNG Revenues from contracts with a duration of over one year and approximately 2% of our Regasification Revenues were related to variable consideration received from customers.

We have entered into contracts to sell LNG that are conditioned upon one or both of the parties achieving certain milestones such as reaching FID on a certain liquefaction Train or obtaining financing. These contracts are considered completed contracts for revenue recognition purposes and are included in the transaction price above when the conditions are considered probable of being met.

We have elected the practical expedient to omit the disclosure of the transaction price allocated to future performance obligations and an explanation of when the entity expects to recognize the amount as revenue as of December 31, 2016.